BESTWAY COACH EXPRESS INC.

Bus Leases 1838 and 1848

GE Capital
Fleet Services

Commercial Transportation Lease Agreement

This Lease Agreement (the "Agreement") effective as of September 22, 1997 is entered into by and between Gelco Corporation, a Minnesota corporation, doing business as GE Capital Fleet Services ("GECFS"), and the undersigned (the "Customer"). If more than one party executes this Agreement as Customer, each shall be jointly and severally liable hereunder.

1. LEASE; DISCLAIMER. GECFS hereby agrees to lease to Customer and Customer hereby agrees to lease from GECFS certain Vehicles for use in its business. Customer's lease of a Vehicle shall be effective on the later of GECFS' purchase date or the date of delivery of the Vehicle to Customer or its designated agent. GECFS hereby assigns the manufacturer's warranty to Customer for the Lease Term. **CUSTOMER AGREES THAT GECFS IS NOT THE MANUFACTURER, DESIGNER OR DISTRIBUTOR OF, THE VEHICLES AND THAT EACH VEHICLE IS OF A DESIGN SELECTED BY CUSTOMER AND SUITABLE FOR ITS PURPOSES. ALL VEHICLES ARE LEASED "AS IS." GECFS MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY VEHICLE INCLUDING, BUT NOT LIMITED TO: THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF A VEHICLE; THE DESIGN, QUALITY OR CAPACITY OF A VEHICLE; OR COMPLIANCE OF A VEHICLE WITH APPLICABLE LAW.**

2. DELIVERY. Customer shall inspect a Vehicle at the location of delivery. Customer's removal of a Vehicle from such location shall constitute acceptance of the Vehicle and Customer's warranty to GECFS that the Vehicle conforms to Customer's specifications. Customer agrees that Customer's obligation to pay rent and other amounts with respect to such Vehicle shall be unconditional and that Customer shall not be entitled to any reduction of, or setoff against, such amounts (provided, however, that any such payment shall not prejudice Customer's right to claim adjustment or reimbursement).

3. TERM OF AGREEMENT. This Agreement shall commence on the date set forth above, and continue until canceled or terminated by either party upon 30 days' written notice to the other. Notwithstanding termination, this Agreement shall remain in effect with respect to each Vehicle then leased until all terms and conditions of this Agreement are satisfied.

4. LEASE TERM. The noncancelable minimum Lease Term for each Vehicle is 367 days beginning upon the first monthly payment date. Thereafter, the Lease Term may be renewed monthly for the lesser of the Maximum Lease Term (96 months) or the amortization term set in Exhibit C hereto.

5. OPERATION. Customer shall operate the Vehicles in the United States and in accordance with applicable federal, state and local law governing the use, operation, maintenance or alteration of the Vehicles. Customer agrees to repair the Vehicles and to maintain them in safe and good mechanical condition and running order. All additions to a Vehicle become the property of GECFS and shall be surrendered with the Vehicle. **NO VEHICLES MAY BE USED TO TRANSPORT HAZARDOUS SUBSTANCES.**

6. NET LEASE. Customer covenants that it will pay all costs, expenses, fees, charges, fines, and taxes, including, without limitation, sales, property and use taxes, incurred in connection with the Vehicle's titling, registration, delivery, purchase, sale, rental, modification, and arising from the operation or use of the Vehicle during its Lease Term regardless of when assessed or payable. If GECFS pays any of the foregoing amounts, Customer shall promptly reimburse GECFS and pay GECFS' then current administrative charge.

7. TITLE; REGISTRATION. Customer, at its own expense, will obtain all required registration plates, permits or licenses for the Vehicles. If GECFS pays for any of the foregoing, Customer will promptly reimburse GECFS. Customer agrees to properly title and register the Vehicles in GECFS' name and, if Customer is in possession of the title, to promptly deliver the title to GECFS. Customer will bear all costs and expenses, including GECFS' administrative fee, to correct incorrect titles.

8. RENTAL CHARGES. Customer will pay rental for the Vehicles in accordance with the relevant Exhibits, as well as all other rental charges provided for in this Agreement.

9. PAYMENT TERMS. Time is of the essence. All charges are due and payable within ten days of the due date on the invoice. Late payments will be charged in the amount of the lesser of 1-1/2% or the highest legal interest rate, per month or fraction thereof. It is the intent of GECFS that it not receive directly or indirectly any amount in excess of that amount which may be lawfully paid ... Customer will advise GECFS promptly and in such event, GECFS' sole liability and Customer's exclusive remedy shall be appropriate adjustments in Customer's account. All charges are based upon GECFS' standard operating routines, existing business policy and computer systems capabilities.

10. SURRENDER OF VEHICLES. At the end of the minimum Lease Term, Customer may, and at the end of the Lease Term, Customer shall, upon reasonable written notice to GECFS, deliver the Vehicle to GECFS at a mutually agreed location. Upon surrender or, if not surrendered, at final disposition, the Vehicle shall be in good, safe and lawful operating condition. Surrender of the Vehicle shall not be effective until GECFS has actual physical possession of the Vehicle and has received all license plates, registration certificates, documents of title, odometer and damage disclosures and other documentation necessary for the sale of the Vehicle. If, upon Customer request, GECFS accepts an offer to purchase a Vehicle from a Customer or a purchaser identified by Customer and GECFS does not take actual physical possession of the Vehicle, neither surrender nor sale shall be deemed to occur until GECFS delivers the certificate of title and receives payment. Any personal property in a Vehicle upon surrender shall be deemed abandoned and may be disposed of by GECFS without liability.

11. SALE OF VEHICLES. GECFS shall, and Customer may, solicit from prospective purchasers wholesale cash bids for Vehicles. Such Vehicles shall be sold in a commercially reasonable manner. Customer may submit a bid for the purchase of any Vehicles. From the sales proceeds, GECFS shall deduct all unamortized acquisition fees, sales expenses paid or incurred by GECFS in undertaking such sale and any late fees, taxes or other amounts due with respect to the Vehicles, regardless of when assessed or payable, the balance remaining to constitute the Net Proceeds which shall be payable to GECFS. If GECFS sells any vehicle owned by Customer or a third party, Customer agrees that the sale of such vehicle shall be subject to the indemnity herein and to pay GECFS' then current sale fee.

12. TERMINAL RENTAL ADJUSTMENT. As an incentive to the Customer to maintain the value of the Vehicle by good maintenance, repair and careful use during its Lease Term, the parties agree that the enhancement or reduction in value shall be compensated as follows:

a. Refund of Rental. If the Net Proceeds exceed the Stipulated Loss Value (as defined in Exhibit S), GECFS shall retain an amount equal to the Stipulated Loss Value, and remit the excess to Customer as a refund of rental.

b. Rental Charge. If the Net Proceeds are less than the Stipulated Loss Value, Customer shall pay GECFS the amount of the difference between the Net Proceeds and the Stipulated Loss Value.

13. INSURANCE. Before delivery of any Vehicle, Customer shall purchase from a responsible insurance company acceptable to GECFS and Customer shall maintain, during the Lease Term of each Vehicle, the following coverages and deliver to GECFS a certificate thereof:

a. Liability Insurance naming GECFS as an Additional Insured with limits of coverage as GECFS may require, but in no event less than $1 million combined single limit per occurrence ($5 million for Vehicles capable of transporting 9 or more passengers). No self-insured retention or deductible is permissible unless approved in writing by GECFS.

b. Comprehensive and collision insurance naming GECFS as Loss Payee with coverage for the actual cash value of each Vehicle and subject to a deductible no greater than the following amounts unless approved by GECFS: $5,000 for intercity coaches; $2,500 for school buses, shuttle buses and vans and ambulances; $1,000 for medium and heavy duty trucks and trailers, tool trucks, tow trucks and tire service trucks. Customer shall also obtain no-fault insurance complying with applicable legal requirements. Customer shall bear all risk of loss, damage or destruction to the Vehicle (which may exceed actual cash value), however caused, from the time of acceptance until surrender to GECFS.

c. Conditions. All insurance policies shall provide for 30 days' prior written notice to GECFS of any cancellation or reduction in coverage. GECFS has no obligation to examine insurance certificates or to advise Customer if its insurance is not in compliance with this Agreement. Customer authorizes GECFS to endorse Customer's name to insurance checks related to the Vehicles and to take any actions to pursue insurance claims and recover payments if Customer fails to do so.

14. INDEMNITY. CUSTOMER WILL INDEMNIFY AND DEFEND GECFS (INCLUDING ANY OF ITS AFFILIATES) AGAINST ANY LOSS, LIABILITY OR CLAIM DIRECTLY OR INDIRECTLY RELATING TO THE LEASE, MAINTENANCE, USE, CONDITION (INCLUDING BUT NOT LIMITED TO, PATENT AND LATENT DEFECTS WHETHER OR NOT DISCOVERABLE, PRODUCT LIABILITY CLAIMS OR THE CONDITION OF THE VEHICLE AT SURRENDER) OR SURRENDER OF ANY VEHICLE BETWEEN THE TIME OF DELIVERY TO CUSTOMER AND THE TIME OF SURRENDER. IF GECFS SELLS ANY VEHICLE TO CUSTOMER, ANY OF ITS EMPLOYEES OR A PURCHASER FROM WHOM CUSTOMER OBTAINS AN OFFER, CUSTOMER'S COVENANTS OF INDEMNITY WITH RESPECT TO SUCH VEHICLE SHALL CONTINUE. THIS INDEMNITY IS ABSOLUTE AND UNCONDITIONAL AND INCLUDES CLAIMS OF NEGLIGENCE, STRICT LIABILITY AND BREACH OF WARRANTY, BUT DOES NOT EXTEND TO CLAIMS OR LIABILITY ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF GECFS, ITS AGENTS OR EMPLOYEES. THIS INDEMNITY SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.

15. NATURE OF AGREEMENT. THE PARTIES INTEND ALL LEASES OF VEHICLES HEREUNDER TO BE TRUE LEASES PURSUANT TO MINNESOTA STATUTE SEC. 168A.17 SUBD. 1A. Customer has no right, title or interest in and to any Vehicle leased hereunder except as lessee, and Customer has no option to purchase any Vehicle for any amount less than its fair market value. GECFS has the right to mark the Vehicle at any time stating its interest as owner and to receive and retain compensation related to the Vehicles from manufacturers, suppliers and vendors. Without prejudice to the intention of the parties that this Agreement be a true lease, Customer hereby grants GECFS a security interest in the Vehicles, all vehicles subject to other leases or loans with GECFS, and all proceeds, accessions, documents, instruments, accounts, chattel paper, equipment and general intangibles related thereto to secure all of Customer's obligations under this or any other agreement. Customer hereby grants GECFS its power of attorney to act for and on behalf of Customer in all matters pertaining to the titling and registration of Vehicles and the filing, recording or perfecting of GECFS' interest and title in the Vehicles, including execution of Uniform Commercial Code financing statements, and agrees to execute such other documents as may be necessary to affect or evidence such grant. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement.

16. FINANCIAL STATEMENTS; INSPECTIONS. The creditworthiness of Customer and any guarantor is a material condition to this Agreement. Customer shall provide GECFS with financial information reasonably requested by and satisfactory to GECFS each year of this Agreement. Nothing herein shall be construed to require GECFS to lease any vehicle. GECFS may inspect the Vehicles and related records at any time upon reasonable notice.

17. DEFAULT; REMEDIES. If Customer shall fail to make the payments, maintain insurance coverage or title any Vehicle properly and in a timely manner, all as herein required or after 10 days' written notice shall fail to perform any of its other covenants under this Agreement, or Customer or any guarantor shall (i) make an assignment for the benefit of creditors, or suffer a receiver or trustee to be appointed, or file or suffer to be filed any petition under any bankruptcy or insolvency law of any jurisdiction; or (ii) discontinue business; or (iii) cease its corporate or partnership existence or die; or (iv) be in default under any other agreement it may have with GECFS or any parent, subsidiary or affiliate of GECFS; or (v) suffer a material adverse change in operating or financial condition which impairs Customer's ability to perform its obligations hereunder or GECFS' title to or rights in the Vehicles; or (vi) make any representation or warranty herein, or in any document delivered to GECFS in connection herewith, which shall prove to be false or misleading in any material respect; then in such event Customer shall be in default under this Agreement. A default under the terms of this Agreement shall constitute a default under any other agreement Customer has with GECFS, or any parent, subsidiary or affiliate of GECFS. GECFS shall have the right to offset any amounts due to Customer against amounts due to GECFS and all rights and remedies available at law or in equity including, without limitation, the right to repossess any and all Vehicles leased hereunder (and for that purpose, GECFS or its agents may enter upon any premises owned by or under the control of Lessee or any of its employees or affiliates). Notwithstanding repossession and sale of any Vehicle, GECFS may recover from Customer all damages sustained as a result of Customer's default, and is not accountable to Customer for any proceeds of any such sale. Such damages shall include all costs of collection, including attorneys' fees and collection fees. All of GECFS' rights and remedies shall be cumulative and not exclusive.

18. NO CONSEQUENTIAL DAMAGES. In no event shall GECFS be liable for any loss of profits, other consequential damages or inconvenience resulting from any delay in delivery, theft, damage to, loss of, defect in or failure of any Vehicle, or the time consumed in recovering, repairing, adjusting, servicing, or replacing same and there shall be no abatement or apportionment of rental during such time. EXCEPT WITH RESPECT TO CUSTOMER'S ... ACTION RELATED DIRECTLY OR INDIRECTLY TO ANY BREACH BY THE OTHER PARTY OF THIS AGREEMENT SHALL BE A CONTRACT ACTION; DAMAGES SHALL BE LIMITED TO ACTUAL AND DIRECT DAMAGES INCURRED; AND NO INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES WILL BE CLAIMED.

19. ASSIGNMENTS. CUSTOMER SHALL NOT ASSIGN, SUBLET, LIEN, ENCUMBER, OR TRANSFER ANY INTEREST IN ANY OF THE VEHICLES LEASED HEREUNDER OR ANY INTEREST IN THIS AGREEMENT TO ANY PARTY WITHOUT THE WRITTEN CONSENT OF GECFS. ANY SUCH CONSENT BY GECFS SHALL NOT RELIEVE CUSTOMER OF ITS OBLIGATIONS AND LIABILITIES. GECFS may assign all or any part of its right, title and interest in this Agreement or the Vehicles, including all receivables, provided that any such assignment does not relieve GECFS of any of its obligations hereunder.

20. RELATED ENTITIES. Any Vehicles leased or operated by present or future subsidiaries, parents or affiliates of Customer shall be within the terms and conditions of this Agreement, unless covered by a separate agreement with such subsidiary, parent or affiliate, and Customer agrees that, in the event such subsidiary, parent or affiliate does not perform according to the terms and conditions of this Agreement, Customer guarantees such performance.

21. WAIVER OF JURY TRIAL. BOTH PARTIES TO THIS AGREEMENT HEREBY WAIVE ANY AND ALL RIGHT TO ANY TRIAL BY JURY IN ANY ACTION OR PROCEEDINGS DIRECTLY OR INDIRECTLY HEREUNDER.

22. GOVERNING LAW. THIS AGREEMENT SHALL NOT BE EFFECTIVE UNTIL EXECUTED BY GECFS IN MINNESOTA, AND SHALL, UPON SUCH EXECUTION, BE DEEMED EFFECTIVE AS OF THE DATE SET FORTH AT THE BEGINNING HEREOF. THE LAWS OF THE STATE OF MINNESOTA SHALL GOVERN ALL QUESTIONS OR DISPUTES RELATING TO THE VALIDITY, INTERPRETATION, PERFORMANCE, ENFORCEMENT, OR EFFECT OF THIS AGREEMENT, WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES.

23. ODOMETER DISCLOSURE STATEMENT. Federal law (and State law, if applicable) requires that Customer as lessee disclose, and Customer shall disclose, the mileage of each Vehicle to GECFS in connection with the transfer of ownership of the Vehicle. Failure to complete an odometer disclosure statement or making a false statement may result in fines and/or imprisonment. CUSTOMER AGREES TO PAY AN ADMINISTRATIVE FEE IF CUSTOMER FAILS TO PROVIDE A REQUIRED ODOMETER OR DAMAGE DISCLOSURE STATEMENT AT TIME OF SURRENDER.

24. MODIFICATIONS. This Agreement, its Exhibits, Schedules, and amendments contain the entire understanding of the parties and merge all oral understandings. Purchase orders relating to Vehicles may be issued by Customer for administrative convenience, but are subject to the terms and conditions of this Agreement and shall not amend or supplement it. Any modifications changes, or amendments may be made only in a writing duly signed by Customer and GECFS. Failure of either party to enforce any right granted herein shall not be deemed a waiver of such right.

Customer Initials X_______ GECFS Initials _______

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by duly authorized representatives.

Bestway Coach Express, Inc.

(Customer)

By: X________________________

Wilson Shek Hong Cheng

Title: President

____

Address: 11502 Paige Road
Woodford, VA 22580

(Customer)

By: X________________________

Vivian Shek Hong Cheng

Title: Vice President

____

GE CAPITAL FLEET SERVICES (GECFS)

By:__________________________

Title: Authorized Signatory

GE Capital
Fleet Services

EXHIBIT A

ACCEPTANCE NOTICE

This Exhibit A is part of and subject to the Commercial Transportation Lease Agreement between Gelco Corporation dba GE Capital Fleet Services ("LESSOR") and the undersigned ("LESSEE").

Vehicle Description	VIN
Two (2) 1998 Van Hool T-900/45' Coaches	YE2TC76B9V2029438 YE2TC76B9V2029441

The undersigned hereby confirms to LESSOR that the Vehicles referred to above have been delivered to and have been received by the undersigned; that all installation or other work necessary prior to the use thereof has been completed; that said Vehicles have been examined and/or tested and are in good operating order and condition and are in all respects satisfactory to the undersigned; and that said Vehicles have been fully accepted by the undersigned. **LESSEE: IF YOU EXECUTE THIS ACCEPTANCE NOTICE WITHOUT INSPECTING THE VEHICLES, YOU ASSUME ALL RESPONSIBILITY FOR ANY RESULTING LIABILITY. ALL OF THE FOREGOING STATEMENTS WILL BE PRESUMED TRUE ONCE YOU SIGN THIS DOCUMENT.**

Bestway Coach Express, Inc.

(LESSEE)

By: X ____________________
Wilson Shek Hong Cheng

Its: President

Date: X ____________________

By: X ____________________
Vivian Shek Hong Cheng

Its: Vice President

Date: X ____________________

1-800-346-3167 - 2664
934-7923.

GE Capital
Fleet Services

Bus # 1848

INVOICE

Invoice Date: September 22, 1997

TO: Bestway Coach Express, Inc.
11502 Paige Road
Woodford, VA 22580

Customer Number: 000034315 225775

PLEASE RETURN WITH PAYMENT

GELCO USE ONLY	DESCRIPTION	AMOUNT
104	First Advance Rental	$11,589.30
143	Last Advance Rental	$11,589.30
457	Documentation Fee	$295.00
434	Interim Rental	$1,013.41

IN CERTIFIED FUNDS:

TOTAL AMOUNT DUE **$24,487.01**

PLEASE MAKE CHECK PAYABLE TO "GELCO CORP. DBA GE CAPITAL FLEET SERVICES"

RETURN TO: 3 CAPITAL DRIVE, EDEN PRAIRIE, MN 55344

ATTN: COMMERCIAL TRANSPORTATION (CT) DEPARTMENT

Thank You. We Appreciate Your Business.

Ven Ref #

GE Capital
Fleet Services

EXHIBIT C
Rentals with Skipped Payments

This Exhibit C dated as of September 22, 1997 is a part of and subject to that certain Commercial Transportation Lease Agreement (the "Agreement"), dated September 22, 1997, between the LESSOR and the LESSEE named below.

Vehicle Description: See Attached Addendum to Exhibit C

VIN: See Attached Addendum to Exhibit C

Amortization (In Months): 84

Number of Payments: 70

The Capitalized Cost of each Vehicle is computed by adding the following amounts:

(i) The invoice price of the Vehicle including sales tax, if applicable; and
(ii) The invoice price of any authorized additions or modifications to the Vehicle made pursuant to LESSEE's request.

The Capitalized Cost of the Vehicle(s) is: $677,462.00

LESSEE shall pay LESSOR at the times specified herein the following rentals:

LESSEE shall pay to LESSOR Eleven Thousand Five Hundred Eighty Nine And 30/100 Dollars ($11,589.30), commencing on ______, and continuing thereafter on the same day of each succeeding month for a period of Eighty Four (84) months, except for Jan & Feb, 1998 - 2004 when no rental installment(s) is (are) required to be paid, plus an amount equal to Dollars () per day for the number of days from the delivery date until the beginning of the next billing period.

Upon execution of this Exhibit, LESSEE agrees to pay to LESSOR the total amount of Twenty Three Thousand One Hundred Seventy Eight And 60/100 Dollars ($23,178.60) of which Eleven Thousand Five Hundred Eighty Nine And 30/100 Dollars ($11,589.30) will be applied to the First rental(s) as they become due and payable and Eleven Thousand Five Hundred Eighty Nine And 30/100 Dollars ($11,589.30) will be applied to the Last rental(s) as they become due and payable.

Notwithstanding anything contained herein to the contrary, the rates herein are subject to a retroactive and prospective adjustment if there are any tax law changes that impact the ability of LESSOR to realize the full tax benefits contemplated herein.

GELCO CORPORATION
DBA GE CAPITAL FLEET SERVICES
(LESSOR)

By:______________________
Authorized Signer
Title:______________________

Bestway Coach Express, Inc.

(LESSEE)

By: X______________________
Wilson Shek Hong Cheng
Title: President

By: X______________________
Vivian Shek Hong Chang
Title: Vice President

w:\applic\document\doc\shorents.doc (11/5/96)

GE Capital
Fleet Services

CONTINUING GUARANTY

In consideration for and as an inducement to Gelco Corporation doing business as GE Capital Fleet Services, with its office and principal place of business at Three Capital Drive, Eden Prairie, Minnesota 55344, hereinafter called "GECFS," now or hereafter entering into (a)certain agreement(s), with Bestway Coach Express, Inc. with an office and place of business at 11502 Paige Road, Woodford, VA 22580 hereinafter called "Obligor," and other good and valuable consideration given by GECFS to undersigned, receipt of which is hereby acknowledged, the undersigned hereby, if more than one, jointly and severally, unconditionally guarantee(s) the payment of all rents, monies, sums, obligations, debts, liabilities and other damages to which GECFS is or will become otherwise entitled to under said agreement(s) and under all lease agreements, services agreements, conditional sales contracts, notes, and other documents, instruments or evidence of liability and obligation of Obligor to GECFS heretofore and/or hereafter executed by Obligor, on the part of the Obligor to be paid, and further unconditionally guarantee(s) the full performance and observance of all the terms, provisions, covenants and conditions contained in the above agreement(s), and in all other lease agreements, conditional sales contracts, notes and other documents, instruments or evidences of liability and obligation of Obligor to GECFS, heretofore and/or hereafter executed by Obligor, to be performed and/or observed by said Obligor, agreeing to pay, perform and/or observe the same in the event of any default by Obligor, without first requiring GECFS to resort to Obligor, or to any other guaranty, equipment, security or collateral which GECFS may then have or hold.

The undersigned agree(s)that no modification, extension release or indulgence granted to the Obligor, its successors or assigns, or any settlement or compromise with any other guarantor or any release of any other guarantor from liability to GECFS, shall release the undersigned from this Guaranty, and that this guaranty shall continue in full force and effect as to any renewal, extension or modification of any existing and future lease agreements, conditional sales contracts, notes and/or other documents, instruments or evidences of liability and obligation of Obligor to GECFS with said Obligor. The undersigned expressly waive(s) notice of default in the payment of rents and/or installments or in the performance or in the observance of any of the terms, provisions, covenants or conditions contained in any agreement(s) and in all lease agreements, conditional sales contracts, notes and other documents, instruments or evidences of liability and obligation of Obligor to GECFS and expressly agree(s) that the validity of this Guaranty and the obligations of the undersigned hereunder shall in nowise be terminated, affected or impaired by reason of the waiving, delaying, exercising or nonexercising, of any of the rights of GECFS against the Obligor pursuant to the aforementioned agreement(s) or any lease agreements, conditional sales contracts, notes and other documents, instruments or evidences of liability and obligation of Obligor to GECFS or against the undersigned by reason of this Guaranty or as a result of the substitution, release, repossession, sale or destruction of any collateral or of the items leased and/or sold to the Obligor. **Notice of acceptance hereof; notice of default by Obligor; demand for payment hereunder; presentment and protest of any instrument and notice thereof; the right to a jury trial in any action hereon, and all other notices or demands to which undersigned might otherwise be entitled, are all hereby expressly waived to the extent permitted by applicable law. The undersigned further waives any and all rights to interpose any defense, set-off, cross claim or counterclaim in the name of the Obligor.**

The undersigned further agree(s) that if GECFS shall employ the services of a collection agency and/or of an attorney, by reason of any past, existing or future delinquency of payment, or failure of observance or of performance by the Obligor, or because of any such delinquency or failure by the undersigned, the undersigned shall be liable for reasonable collection and/or attorneys' fees due and to become due, or any expenses and attorneys' fees incurred in retaking, storing, repairing, selling and delivering any collateral or equipment leased and/or sold to or pledged by the Obligor, and any other fees, costs, and expenses incurred in connection with the enforcement of available remedies. Said above mentioned fees, costs, and expenses shall be due and payable by the undersigned to GECFS within two (2) days after notice of the amount of same is mailed to undersigned.

The undersigned further agree(s) if GECFS negotiates, assigns, sells or transfers any agreement(s) or any existing or future agreements, lease agreements, conditional sales contracts, notes or other documents, instruments or evidences of liability and obligation of Obligor to GECFS, or all or any part of the rents or installments due under any of the aforementioned, then this Guaranty, in whole or in part, may likewise be assigned, without notice to or the consent of the undersigned. This Guaranty shall not be discharged or affected by the death of any of the undersigned, but shall bind their respective heirs, representatives, successors and permitted assigns, and the benefits hereof shall extend to and include the successors and assigns of GECFS. Any assignment or attempted assignment by the undersigned of this Guaranty shall be invalid without the prior written consent of GECFS.

Any indebtedness of Obligor to the undersigned now or hereafter existing is hereby subordinated to the obligations of the Obligor to GECFS. The undersigned agrees that, until all obligations of Obligor to GECFS have been satisfied in full, the undersigned will not seek, accept or retain for the undersigned's own account, any payments from Obligor on account of such subordinated debt. Any payments to the undersigned on account of such subordinated debt shall be collected and received by the undersigned in trust for GECFS and shall be paid over to GECFS on account of the obligations of the Obligor to GECFS without impairing or releasing the obligations of the undersigned hereunder. The undersigned hereby irrevocably agrees that if Obligor becomes bankrupt or becomes the subject of any case or proceeding under the bankruptcy laws of the United States or any other jurisdiction, that at all times thereafter (i) the undersigned will not assert against Obligor or Obligor's estate any right or claim to indemnification, reimbursement, contribution or payment which the undersigned may have now or at any time have against Obligor for or with respect to any and all amounts the undersigned may pay or be obligated to pay GECFS, including, without limitation, the obligations of Obligor to GECFS and all obligations which the undersigned may perform, satisfy or discharge, under or with respect to this Guaranty and (ii) the undersigned waives and releases all such rights and claims to indemnification, reimbursement, contribution or payment which the undersigned may have now or at any time against Obligor.

The undersigned agrees that this Guaranty shall remain in full force and effect until GECFS receives full and indefeasible payment of all obligations owed to it by Obligor. The undersigned further agree(s)that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment or part thereof received by GECFS from the Obligor its successors or assigns, or from any other guarantor or any other party is rescinded or must otherwise be disgorged or restored by GECFS, its successors or assigns, upon the bankruptcy or insolvency of the Obligor, its successors or assigns, the undersigned, any other guarantor or any other party who made payment for or on behalf of or in satisfaction of Obligor obligations to GECFS.

The undersigned further agree(s) that this Guaranty shall continued in full force and effect until such time as GECFS receives 60 days' prior written notice by certified mail, return receipt requested, from the undersigned that this Guaranty is terminated; in which event, this Guaranty shall terminate as to new obligations of Obligor to GECFS, but shall continue in full force and effect as to any and all liability and indebtedness of Obligor incurred prior to the effective date of the above mentioned notice of termination.

The undersigned further agree(s)that this Guaranty shall be deemed to have been made in Eden Prairie, Minnesota; shall be interpreted in accordance with and governed by the laws of the State of Minnesota, as if each and every term, provision, covenant and condition contained herein to be observed and/or performed shall be deemed to be able to be fully performed and/or observed within the State of Minnesota; contains the entire agreement of guaranty and no other oral or written agreement exists; and that this Guaranty is a valid and subsisting legal instrument and no provision which may be deemed unenforceable shall in any way invalidate any other provision or provisions, all of which shall remain in full force and effect. In the event this Guaranty be held unenforceable by a court of competent jurisdiction as to any of the undersigned, this Guaranty shall remain in full force and effect as to any other of the parties which executed this Guaranty. If this Guaranty be executed on behalf of a corporation, partnership or other business entity, the undersigned hereby represent(s) and warrant(s) that all appropriate action has been taken relative to the authority of the undersigned to enter into this Guaranty and that such Guaranty is the legal, valid and binding obligation of such business entity.

The undersigned further agree(s) that this Guaranty may not be corrected, modified or changed unless agreed to in writing by an officer of GECFS in Eden Prairie, Minnesota.

The undersigned further agree(s) that all actions or proceedings arising, directly or indirectly, from this Guaranty may be litigated, at the option of GECFS, in courts having situs within the State of Minnesota, and the undersigned hereby consent(s) to the jurisdiction of any local, state or federal court selected by GECFS that is located within the State of Minnesota, and agree(s) not to disturb such choice of forum by GECFS.

IN WITNESS WHEREOF the undersigned has (have) executed this Guaranty this X______________ day of ___________, 19 __

THE UNDERSIGNED ACKNOWLEDGE(S) THAT THE UNDERSIGNED HAS (HAVE) READ THIS GUARANTY IN ITS ENTIRETY, HAS (HAVE) CONSULTED WITH COUNSEL TO THE EXTENT THE UNDERSIGNED DEEM(S) ADVISABLE AND THAT THE UNDERSIGNED UNDERSTAND(S) ALL OF THE PROVISIONS CONTAINED HEREIN AND DESIRE(S)TO BE BOUND HEREBY

Name:

Bestway Tour & Travel, Inc.
Type or Print

X________________________
Address

Signature: X________________________

Social Security # X _____ - _____ - _____

Name:

____
Type or Print

____
Address

Signature: ________________________

Social Security # _____ - _____ - _____

STATE OF
COUNTY OF

ss.

X On this ______________ day of ______________, 19___, before me personally came and , to me personally known who, being by me duly sworn did despose and say that he (they) reside(s) in ______________, that he (they) is (are) the and , the corporation described in and which executed the foregoing instrument, that he (they) know(s) the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he (they) signed his (their) name thereto by like order.

samert\docs\corngry.doc

X Notary Signature: ________________________

NOTARIZE

EXHIBIT C ADDENDUM

Vehicle Description	VIN	Capitalized Cost	Monthly Rental Installment
Two (2) 1998 Van Hool T-900/45' Coaches	YE2TC76B9V2029438	$338,731.00	$5,794.65
	YE2TC76B9V2029441	338,731.00	5,794.65

GELCO CORPORATION
DBA GE CAPITAL FLEET SERVICES
(LESSOR)

By:______________________
Authorized Signer
Title:______________________

Bestway Coach Express, Inc.

(LESSEE)

By: X ______________________
Wilson Shek Hong Cheng
Title: President

By: X ______________________
Vivian Shek Hong Cheng
Title: Vice President

GE Capital
Fleet Services

CONTINUING GUARANTY

In consideration for and as an inducement to Gelco Corporation doing business as GE Capital Fleet Services, with its office and principal place of business at Three Capital Drive, Eden Prairie, Minnesota 55344, hereinafter called "GECFS," now or hereafter entering into (a)certain agreement(s), with Bestway Coach Express, Inc. with an office and place of business at 11502 Paige Road, Woodford, VA 22580 hereinafter called "Obligor," and other good and valuable consideration given by GECFS to undersigned, receipt of which is hereby acknowledged, the undersigned hereby, if more than one, jointly and severally, unconditionally guarantee(s) the payment of all rents, monies, sums, obligations, debts, liabilities and other damages to which GECFS is or will become otherwise entitled to under said agreement(s) and under all lease agreements, services agreements, conditional sales contracts, notes, and other documents, instruments or evidence of liability and obligation of Obligor to GECFS heretofore and/or hereafter executed by Obligor, on the part of the Obligor to be paid, and further unconditionally guarantee(s) the full performance and observance of all the terms, provisions, covenants and conditions contained in the above agreement(s), and in all other lease agreements, conditional sales contracts, notes and other documents, instruments or evidences of liability and obligation of Obligor to GECFS, heretofore and/or hereafter executed by Obligor, to be performed and/or observed by said Obligor, agreeing to pay, perform and/or observe the same in the event of any default by Obligor, without first requiring GECFS to resort to Obligor, or to any other guaranty, equipment, security or collateral which GECFS may then have or hold.

The undersigned agree(s)that no modification, extension release or indulgence granted to the Obligor, its successors or assigns, or any settlement or compromise with any other guarantor or any release of any other guarantor from liability to GECFS, shall release the undersigned from this Guaranty, and that this guaranty shall continue in full force and effect as to any renewal, extension or modification of any existing and future lease agreements, conditional sales contracts, notes and/or other documents, instruments or evidences of liability and obligation of Obligor to GECFS with said Obligor. The undersigned expressly waive(s) notice of default in the payment of rents and/or installments or in the performance or in the observance of any of the terms, provisions, covenants or conditions contained in any agreement(s) and in all lease agreements, conditional sales contracts, notes and other documents, instruments or evidences of liability and obligation of Obligor to GECFS and expressly agree(s) that the validity of this Guaranty and the obligations of the undersigned hereunder shall in nowise be terminated, affected or impaired by reason of the waiving, delaying, exercising or nonexercising, of any of the rights of GECFS against the Obligor pursuant to the aforementioned agreement(s) or any lease agreements, conditional sales contracts, notes and other documents, instruments or evidences of liability and obligation of Obligor to GECFS or against the undersigned by reason of this Guaranty or as a result of the substitution, release, repossession, sale or destruction of any collateral or of the items leased and/or sold to the Obligor. **Notice of acceptance hereof; notice of default by Obligor; demand for payment hereunder; presentment and protest of any instrument and notice thereof; the right to a jury trial in any action hereon, and all other notices or demands to which undersigned might otherwise be entitled, are all hereby expressly waived to the extent permitted by applicable law. The undersigned further waives any and all rights to interpose any defense, set-off, cross claim or counterclaim in the name of the Obligor.**

The undersigned further agree(s) that if GECFS shall employ the services of a collection agency and/or of an attorney, by reason of any past, existing or future delinquency of payment, or failure of observance or of performance by the Obligor, or because of any such delinquency or failure by the undersigned, the undersigned shall be liable for reasonable collection and/or attorneys' fees due and to become due, or any expenses and attorneys' fees incurred in retaking, storing, repairing, selling and delivering any collateral or equipment leased and/or sold to or pledged by the Obligor, and any other fees, costs, and expenses incurred in connection with the enforcement of available remedies. Said above mentioned fees, costs, and expenses shall be due and payable by the undersigned to GECFS within two (2) days after notice of the amount of same is mailed to undersigned.

The undersigned further agree(s) if GECFS negotiates, assigns, sells or transfers any agreement(s) or any existing or future agreements, lease agreements, conditional sales contracts, notes or other documents, instruments or evidences of liability and obligation of Obligor to GECFS, or all or any part of the rents or installments due under any of the aforementioned, then this Guaranty, in whole or in part, may likewise be assigned, without notice to or the consent of the undersigned. This Guaranty shall not be discharged or affected by the death of any of the undersigned, but shall bind their respective heirs, representatives, successors and permitted assigns, and the benefits hereof shall extend to and include the successors and assigns of GECFS. Any assignment or attempted assignment by the undersigned of this Guaranty shall be invalid without the prior written consent of GECFS.

Any indebtedness of Obligor to the undersigned now or hereafter existing is hereby subordinated to the obligations of the Obligor to GECFS. The undersigned agrees that, until all obligations of Obligor to GECFS have been satisfied in full, the undersigned will not seek, accept or retain for the undersigned's own account, any payments from Obligor on account of such subordinated debt. Any payments to the undersigned on account of such subordinated debt shall be collected and received by the undersigned in trust for GECFS and shall be paid over to GECFS on account of the obligations of the Obligor to GECFS without impairing or releasing the obligations of the undersigned hereunder. The undersigned hereby irrevocably agrees that if Obligor becomes bankrupt or becomes the subject of any case or proceeding under the bankruptcy laws of the United States or any other jurisdiction, that at all times thereafter (i) the undersigned will not assert against Obligor or Obligor's estate any right or claim to indemnification, reimbursement, contribution or payment which the undersigned may have now or at any time have against Obligor for or with respect to any and all amounts the undersigned may pay or be obligated to pay GECFS, including, without limitation, the obligations of Obligor to GECFS and all obligations which the undersigned may perform, satisfy or discharge, under or with respect to this Guaranty and (ii) the undersigned waives and releases all such rights and claims to indemnification, reimbursement, contribution or payment which the undersigned may have now or at any time against Obligor.

The undersigned agrees that this Guaranty shall remain in full force and effect until GECFS receives full and indefeasible payment of all obligations owed to it by Obligor. The undersigned further agree(s)that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment or part thereof received by GECFS from the Obligor its successors or assigns, or from any other guarantor or any other party is rescinded or must otherwise be disgorged or restored by GECFS, its successors or assigns, upon the bankruptcy or insolvency of the Obligor, its successors or assigns, the undersigned, any other guarantor or any other party who made payment for or on behalf of or in satisfaction of Obligor obligations to GECFS.

The undersigned further agree(s) that this Guaranty shall continued in full force and effect until such time as GECFS receives 60 days' prior written notice by certified mail, return receipt requested, from the undersigned that this Guaranty is terminated; in which event, this Guaranty shall terminate as to new obligations of Obligor to GECFS, but shall continue in full force and effect as to any and all liability and indebtedness of Obligor incurred prior to the effective date of the above mentioned notice of termination.

The undersigned further agree(s)that this Guaranty shall be deemed to have been made in Eden Prairie, Minnesota; shall be interpreted in accordance with and governed by the laws of the State of Minnesota, as if each and every term, provision, covenant and condition contained herein to be observed and/or performed shall be deemed to be able to be fully performed and/or observed within the State of Minnesota; contains the entire agreement of guaranty and no other oral or written agreement exists; and that this Guaranty is a valid and subsisting legal instrument and no provision which may be deemed unenforceable shall in any way invalidate any other provision or provisions, all of which shall remain in full force and effect. In the event this Guaranty be held unenforceable by a court of competent jurisdiction as to any of the undersigned, this Guaranty shall remain in full force and effect as to any other of the parties which executed this Guaranty. If this Guaranty be executed on behalf of a corporation, partnership or other business entity, the undersigned hereby represent(s) and warrant(s) that all appropriate action has been taken relative to the authority of the undersigned to enter into this Guaranty and that such Guaranty is the legal, valid and binding obligation of such business entity.

The undersigned further agree(s) that this Guaranty may not be corrected, modified or changed unless agreed to in writing by an officer of GECFS in Eden Prairie, Minnesota.

The undersigned further agree(s) that all actions or proceedings arising, directly or indirectly, from this Guaranty may be litigated, at the option of GECFS, in courts having situs within the State of Minnesota, and the undersigned hereby consent(s) to the jurisdiction of any local, state or federal court selected by GECFS that is located within the State of Minnesota, and agree(s) not to disturb such choice of forum by GECFS.

IN WITNESS WHEREOF the undersigned has (have) executed this Guaranty this X _____________ day of ___________, 19__

THE UNDERSIGNED ACKNOWLEDGE(S) THAT THE UNDERSIGNED HAS (HAVE) READ THIS GUARANTY IN ITS ENTIRETY, HAS (HAVE) CONSULTED WITH COUNSEL TO THE EXTENT THE UNDERSIGNED DEEM(S) ADVISABLE AND THAT THE UNDERSIGNED UNDERSTAND(S) ALL OF THE PROVISIONS CONTAINED HEREIN AND DESIRE(S)TO BE BOUND HEREBY

Name: Wilson Shek Hong Cheng

____
Type or Print

X _______________________
Address

Signature: X _______________________

X Social Security # ___ - ___ - ___

Name: Vivian Shek Hong Cheng

____
Type or Print

X _______________________
Address

Signature: X _______________________

X Social Security # ___ - ___ - ___

STATE OF
COUNTY OF

ss.

X On this _______________ day of _____________, 19__, before me, the subscriber, personally appeared Wilson Shek Hong Cheng and Vivian Shek Hong Cheng, to me personally known and known to me to be the same person(s) described in and who executed the foregoing instrument, and (t)he(y) acknowledged to me that (t)he(y) executed the same and that such exectuion was with full authority so to act in the capacity in which (t)he(y) signed.

jcem/w/f/dochconlgty.doc

X Notary Signature: _______________________

NOTARIZE

GE Capital
Fleet Services

EXHIBIT L

LESSEE Business Use Certification

Pursuant to Internal Revenue Code as amended

1. LESSEE certifies under penalty of perjury that it intends the Vehicle(s) leased pursuant to this Commercial Transportation Lease Agreement to be used more than fifty percent (50%) in the trade or business of LESSEE; and

2. LESSEE has been advised that LESSOR and not LESSEE will be treated as the owner of the Vehicle(s) for Federal Income Tax purposes.

LESSEE: Bestway Coach Express, Inc.

By: X [signature]
Wilson Shek Hong Cheng
Its: President

By: X
Vivian Shek Hong Cheng
Its: Vice President

Date: X

EXHIBIT S
STIPULATED LOSS VALUES

This Exhibit S Is a part of and subject to that certain Lease Agreement (hereinafter the "Agreement"), dated 9-22-97 between Gelco Corporation , a Minnesota Corporation , doing business as GE Capital Fleet Services ("LESSOR"), and the "LESSEE" set forth below.

The Stipulated Loss Value of any of the Vehicles referred to in Exhibit A , shall be an amount equal to t product of (i) the Capitalized Cost (as set forth in Exhibit C) and (ii) the percentage indicated below opposite the number of rental payment which has been made.

Period	Stip Loss Factor	Period	Stip Loss Factor	Period	Stip Loss Factor	Period	Stip Loss Factor
13	93.93%	31	80.41%	49	61.01%	67	43.77%
14	92.87%	32	79.26%	50	59.73%	68	42.37%
15	91.80%	33	78.10%	51	58.44%	69	40.95%
16	92.44%	34	76.93%	52	58.85%	70	39.53%
17	93.07%	35	75.75%	53	59.26%	71	38.09%
18	92.01%	36	74.56%	54	57.97%	72	36.65%
19	90.93%	37	72.87%	55	56.66%	73	35.20%
20	89.85%	38	71.67%	56	55.35%	74	33.73%
21	88.76%	39	70.46%	57	54.03%	75	32.26%
22	87.66%	40	70.95%	58	52.70%	76	32.48%
23	86.55%	41	71.45%	59	51.36%	77	32.71%
24	85.44%	42	70.23%	60	50.01%	78	31.22%
25	83.82%	43	69.01%	61	48.65%	79	29.73%
26	82.69%	44	67.78%	62	47.28%	80	28.23%
27	81.55%	45	66.55%	63	45.90%	81	26.71%
28	82.12%	46	65.30%	64	46.22%	82	25.19%
29	82.69%	47	64.05%	65	46.55%	83	23.65%
30	81.55%	48	62.78%	66	45.16%	84	20.00%

Gelco Corporation
GE Capital Fleet Services
(LESSOR)

By: ____________________

Its: ____________________

Date: ____________________

BESTWAY COACH EXPRESS INC.

(LESSEE)

By: X ____________________

Its: ____________________

Date: X ____________________

GE Capital
Fleet Services

****** IMPORTANT ******

INSURANCE REQUIREMENTS

A **CERTIFICATE OF INSURANCE** is required *prior to releasing the vehicle(s)/equipment* currently leased/financed.

PLEASE FAX THE CERTIFICATE TO: (612)828-2123.

The Certificate Holder must be listed as: GELCO CORPORATION DBA GE CAPITAL FLEET SERVICES
P.O. BOX 44830
EDEN PRAIRIE, MN 55344

This certificate must contain the following items:

1. CUSTOMER NUMBER AND ACCOUNT SCHEDULE NUMBER 000034315 225775
2. YEAR, MAKE, MODEL, SERIAL NUMBERS AND PURCHASE PRICE OF VEHICLES:
   Bestway Coach Express, Inc.
   Two (2) 1998 Van Hool T-900/45' Coaches
   S/N YE2TC76B9V2029438 YE2TC76B9V2029441
   AMOUNT FINANCED: $677,462.00
3. NOTATION IF POLICY IS CONTINUOUS.
4. LIABILITY LIMITS OF NO LESS THAN $5,000,000.00.
5. PHYSICAL DAMAGE TO COVER AMOUNT FINANCED--SINGLE OCCURRENCE DEDUCTIBLE OF NO GREATER THAN $1,000.00.
6. ENDORSEMENT OF GELCO CORPORATION DBA GE CAPITAL FLEET SERVICES AS ADDITIONAL INSURED AND LOSS PAYEE.
7. PROVISION OF 30-DAYS NOTICE OF CANCELLATION.
8. THE INSURANCE AGENT'S NAME AND PHONE NUMBER.

PLEASE CONTACT YOUR INSURANCE AGENT IMMEDIATELY AND ARRANGE TO HAVE THE ORIGINAL CERTIFICATE OF INSURANCE (NOT THE ENTIRE POLICY) FORWARDED TO THE ABOVE ADDRESS AS SOON AS POSSIBLE.

Your prompt attention to this matter is greatly appreciated.

TITLE/REGISTRATION INSTRUCTIONS

The documents necessary to title and register your vehicle will be forwarded to you upon receipt of your signed contract.

UPON RECEIPT OF THESE DOCUMENTS, PLEASE COMPLETE YOUR TITLE/REGISTRATION WITH THE APPROPRIATE LOCAL MOTOR VEHICLE DEPARTMENT IMMEDIATELY TO AVOID PENALTIES AND/OR FINES FOR LATE REGISTRATION AND/OR DRIVING WITHOUT LICENSE PLATES.

Additional items may be needed prior to registration in your state. Please call your local motor vehicle department to inquire.

For more detailed instructions pertaining to the title and registration of your vehicle, please contact:

(800)346-3167 Ext. #3

999752443 6964470 4/1/00

GE CAPITAL FLEET SERVICES
P O BOX 642142
PITTSBURGH PA 15264-2142

14,820.00 32,203.95

MAKE CHECK PAYABLE AND REMIT TO:

BESTWAY COACH EXPRESS INC
2 MOTT STREET
SUITE 705
NEW YORK NY 10013

GE CAPITAL FLEET SERVICES
P O BOX 642142
PITTSBURGH PA 15264-2142

2399975244300696447000001482000000032203951420959738

GE CAPITAL FLEET SERVICES

999752443	999752443	CTSEC2	800-934-7923
6964470	3/12/00	4/1/00	32,203.95

3540873-001		BUS (INTERCITY COACH) SERIAL NUMBER YR2TC76B9V2029438		
	04/01/00	PROPERTY TAX DUE		14,820.00
		TOTAL THIS INVOICE		14,820.00
3540873-001	03/01/00	OUTSTANDING INVOICE	06883681	5,794.65
	04/01/00	OUTSTANDING INVOICE	06942849	11,589.30
		TOTAL AMOUNT DUE		32,203.95

OUTSTANDING INVOICES MAY BE FOR MULTIPLE ACCOUNTS NOT LISTED.

LEASE RENEWAL AMENDMENT (TRAC)
3540873-001

THIS LEASE RENEWAL AMENDMENT dated as of June 15, 2004 (**"Amendment"**) amends Schedule No. 001 (**"Schedule"**) to the Master Lease Agreement dated as of September 22, 1997 (**"Agreement"**), such Schedule and Agreement, as the same may have been heretofore amended or otherwise modified, are hereinafter collectively referred to as the (**"Lease"**) between General Electric Capital Corporation (**"Lessor"**) and Bestway Coach Express, Inc. (**"Lessee"**). Capitalized terms not defined herein shall have the meanings assigned to them in the Lease.

WITNESSETH

WHEREAS, the term of the Lease is scheduled to expire on November 30, 2004 (**"Primary Term Expiration Date"**); and

WHEREAS, Lessee desires to renew the Lease pursuant to the terms set forth herein; and

WHEREAS, Lessor is willing to consent to such renewal pursuant to the terms set forth herein;

NOW, THEREFORE, in consideration of the above premises and the mutual promises contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. **Renewal**. Commencing on June 15, 2004, the Lease shall be renewed for an additional period of Thirty Six (36) months (**"Renewal Term"**) on and subject to the same terms and conditions as set forth in the Lease, except as otherwise expressly provided herein:

2. **Rent**

   (d) Commencing on June 15, 2004 and on the same day of each month thereafter throughout the Renewed Term, Lessee shall pay to Lessor Seven Thousand One Hundred Forty One and 97/100 Dollar ($7,141.97) (with a skip payment every January and February throughout the term of the lease) as periodic rent (**"Periodic Rent"**) plus all applicable sales, use and other taxes thereon.

   (e) During the Renewed Term, the Stipulated Loss Value and Termination Value for any Equipment shall be equal to its Capitalized Lessors Cost (as such cost amount is specified in the Lease) multiplied by the appropriate percentage set forth in Exhibit A hereto.

   (f) Lessee hereby represents and warrants that all of the representations and warranties included in the Lease are true and correct as of the date first above written.

3. **Terminal Rental Adjustment**. The following provisions shall apply at the end of the Renewal Term:

   a. Definitions of Certain Terms.

      i. **"Estimated Residual Value"** means 3.088% of the Capitalized Lessor's Cost of the Equipment as set forth on the Schedule.

      ii. **"Schedule Expiration"** means the last day of the scheduled term of the Lease as to the Equipment described in the Schedule.

b. Determination of Realized Value. The Realized Value for each unit of Equipment on the Schedule shall be determined as follows:

i. If Lessee elects to exercise its option to purchase the Equipment, the Realized Value of each unit shall be its Fair Market Value.

ii. If Lessee has not exercised its option to purchase the Equipment, Lessee shall, and Lessor may, solicit cash bids for such unit(s) on an AS IS, WHERE IS basis, provided Lessee may not bid, directly or indirectly. Such unit(s) shall be sold by Lessor to the highest bidder. In the event that a unit is not sold within thirty (30) days following Schedule Expiration, then Lessee and Lessor agree, in view of the uncertainties of market conditions and the parties' inability to predict what the actual sales price of such unit would be, that the Realized Value of such unit shall, for purposes of computing Lessee's liability as provided in paragraph (c) below, be deemed to equal zero. Upon the sale of the unit at any time after the expiration of such 30-day period, Lessor will apply the Realized Value to (i) any obligations of Lessee to Lessor not previously paid, (ii) refund to Lessee, without interest, any amount which Lessee may have previously paid to Lessor with respect to such unit as required under paragraph (c), and (iii) pay to Lessee the amount determined in accordance with paragraph (d) below.

c. Lessee Liability. If the Realized Value of the Equipment is less than the Estimated Residual Value thereof, Lessor shall notify Lessee in writing and Lessee shall, within ten (10) days of its receipt of Lessor's written notice, pay to Lessor, as an adjustment to the rental payable under the Lease, an amount equal to the difference between the Realized Value and the Estimated Residual Value.

d. Lessor Liability. If the Realized Value of the Equipment exceeds the Estimated Residual Value thereof, and provided that Lessee is not then in default under the Lease, Lessor shall pay to Lessee, as an adjustment to the rental payable under the Lease, an amount equal to 100% of such excess, but only to the extent Lessor actually receives the Realized Value in cash.

4. **No Implied Changes.** Except as expressly modified herein, all terms and provisions of the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute and deliver this Amendment as of the date first above written.

LESSOR: GENERAL ELECTRIC CAPITAL CORPORATION	LESSEE: BESTWAY COACH EXPRESS INC.
By:________________	By: [signature]
Title: Collateral Specialist	Title: President

Bestway Coach 4083064, 3540873 & 3540874/Jcr

EXHIBIT A
TO
LEASE RENEWAL AMENDMENT
DATED AS OF June 15 2004

STIPULATED LOSS VALUE TABLES

RENTAL PAYMENT NUMBER	S/L/V PERCENTAGE *
1	34.8502
2	33.9329
3	33.0152
4	32.0926
5	31.1672
6	30.2369
7	29.3058
8	28.3698
9	28.4859
10	28.6022
11	27.6637
12	26.7229
13	25.7798
14	24.8342
15	23.8863
16	22.9334
17	21.9781
18	21.0204
19	20.0578
20	19.0927
21	19.1800
22	19.2675
23	18.3002
24	17.3305
25	16.3583
26	15.3836
27	14.4065
28	13.4243
29	12.4396
30	11.4524
31	10.4602
32	9.4655
33	9.5231
34	9.5808
35	6.4560
36	3.0880

3540873-001

INITIALED: ________ INITIALED: ________

*The Stipulated Loss Value or Termination Value for any unit of Equipment shall be equal to its Capitalized Lessor's Cost (as such cost amount is specified in the Lease) multiplied by the appropriate percentage derived from the above tables.

LEASE RENEWAL AMENDMENT (TRAC)
3540873-001

THIS LEASE RENEWAL AMENDMENT dated as of June 15, 2004 (**"Amendment"**) amends Schedule No. 001 (**"Schedule"**) to the Master Lease Agreement dated as of September 22, 1997 (**"Agreement"**), such Schedule and Agreement, as the same may have been heretofore amended or otherwise modified, are hereinafter collectively referred to as the (**"Lease"**) between General Electric Capital Corporation (**"Lessor"**) and Bestway Coach Express, Inc. (**"Lessee"**). Capitalized terms not defined herein shall have the meanings assigned to them in the Lease.

WITNESSETH

WHEREAS, the term of the Lease is scheduled to expire on November 30, 2004 (**"Primary Term Expiration Date"**); and

WHEREAS, Lessee desires to renew the Lease pursuant to the terms set forth herein; and

WHEREAS, Lessor is willing to consent to such renewal pursuant to the terms set forth herein;

NOW, THEREFORE, in consideration of the above premises and the mutual promises contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. **Renewal.** Commencing on June 15, 2004, the Lease shall be renewed for an additional period of Thirty Six (36) months (**"Renewal Term"**) on and subject to the same terms and conditions as set forth in the Lease, except as otherwise expressly provided herein:

2. **Rent**

   (d) Commencing on June 15, 2004 and on the same day of each month thereafter throughout the Renewed Term, Lessee shall pay to Lessor Seven Thousand One Hundred Forty One and 97/100 Dollar ($7,141.97) (with a skip payment every January and February throughout the term of the lease) as periodic rent (**"Periodic Rent"**) plus all applicable sales, use and other taxes thereon.

   (e) During the Renewed Term, the Stipulated Loss Value and Termination Value for any Equipment shall be equal to its Capitalized Lessors Cost (as such cost amount is specified in the Lease) multiplied by the appropriate percentage set forth in Exhibit A hereto.

   (f) Lessee hereby represents and warrants that all of the representations and warranties included in the Lease are true and correct as of the date first above written.

3. **Terminal Rental Adjustment.** The following provisions shall apply at the end of the Renewal Term:

   a. Definitions of Certain Terms.

      i. **"Estimated Residual Value"** means 3.088% of the Capitalized Lessor's Cost of the Equipment as set forth on the Schedule.

      ii. **"Schedule Expiration"** means the last day of the scheduled term of the Lease as to the Equipment described in the Schedule.

b. Determination of Realized Value. The Realized Value for each unit of Equipment on the Schedule shall be determined as follows:

i. If Lessee elects to exercise its option to purchase the Equipment, the Realized Value of each unit shall be its Fair Market Value.

ii. If Lessee has not exercised its option to purchase the Equipment, Lessee shall, and Lessor may, solicit cash bids for such unit(s) on an AS IS, WHERE IS basis, provided Lessee may not bid, directly or indirectly. Such unit(s) shall be sold by Lessor to the highest bidder. In the event that a unit is not sold within thirty (30) days following Schedule Expiration, then Lessee and Lessor agree, in view of the uncertainties of market conditions and the parties' inability to predict what the actual sales price of such unit would be, that the Realized Value of such unit shall, for purposes of computing Lessee's liability as provided in paragraph (c) below, be deemed to equal zero. Upon the sale of the unit at any time after the expiration of such 30-day period, Lessor will apply the Realized Value to (i) any obligations of Lessee to Lessor not previously paid, (ii) refund to Lessee, without interest, any amount which Lessee may have previously paid to Lessor with respect to such unit as required under paragraph (c), and (iii) pay to Lessee the amount determined in accordance with paragraph (d) below.

c. Lessee Liability. If the Realized Value of the Equipment is less than the Estimated Residual Value thereof, Lessor shall notify Lessee in writing and Lessee shall, within ten (10) days of its receipt of Lessor's written notice, pay to Lessor, as an adjustment to the rental payable under the Lease, an amount equal to the difference between the Realized Value and the Estimated Residual Value.

d. Lessor Liability. If the Realized Value of the Equipment exceeds the Estimated Residual Value thereof, and provided that Lessee is not then in default under the Lease, Lessor shall pay to Lessee, as an adjustment to the rental payable under the Lease, an amount equal to 100% of such excess, but only to the extent Lessor actually receives the Realized Value in cash.

4. **No Implied Changes**. Except as expressly modified herein, all terms and provisions of the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute and deliver this Amendment as of the date first above written.

LESSOR: GENERAL ELECTRIC CAPITAL CORPORATION	LESSEE: BESTWAY COACH EXPRESS INC.
By: ____________	By: [signature]
Title: Collateral Specialist	Title: President

Bestway Coach 4083064, 3540873 & 3540874/Jcr

EXHIBIT A
TO
LEASE RENEWAL AMENDMENT
DATED AS OF June 15 2004

STIPULATED LOSS VALUE TABLES

RENTAL PAYMENT NUMBER	S/LV PERCENTAGE *
1	34.8502
2	33.9329
3	33.0152
4	32.0926
5	31.1672
6	30.2389
7	29.3058
8	28.3698
9	28.4859
10	28.6022
11	27.6637
12	26.7229
13	25.7798
14	24.8342
15	23.8863
16	22.9334
17	21.9781
18	21.0204
19	20.0578
20	19.0927
21	19.1800
22	19.2675
23	18.3002
24	17.3305
25	16.3583
26	15.3836
27	14.4065
28	13.4243
29	12.4396
30	11.4524
31	10.4602
32	9.4655
33	9.5231
34	9.5808
35	6.4560
36	3.0880

3540873-001

INITIALED: WC INITIALED: WC

*The Stipulated Loss Value or Termination Value for any unit of Equipment shall be equal to its Capitalized Lessor's Cost (as such cost amount is specified in the Lease) multiplied by the appropriate percentage derived from the above tables.

GE Capital
Fleet Services

EXHIBIT C
Rentals with Skipped Payments

This Exhibit C dated as of September 22, 1997 is a part of and subject to that certain Commercial Transportation Lease Agreement (the "Agreement"), dated September 22, 1997, between the LESSOR and the LESSEE named below.

Vehicle Description: See Attached Addendum to Exhibit C

VIN: See Attached Addendum to Exhibit C

Amortization (In Months): 84

Number of Payments: 70

The Capitalized Cost of each Vehicle is computed by adding the following amounts:

(i) The invoice price of the Vehicle including sales tax, if applicable; and
(ii) The invoice price of any authorized additions or modifications to the Vehicle made pursuant to LESSEE's request.

The Capitalized Cost of the Vehicle(s) is: $677,462.00

LESSEE shall pay LESSOR at the times specified herein the following rentals:

LESSEE shall pay to LESSOR Eleven Thousand Five Hundred Eighty Nine And 30/100 Dollars ($11,589.30), commencing on ______ and continuing thereafter on the same day of each succeeding month for a period of Eighty Four (84) months, except for Jan & Feb, 1998 - 2004 when no rental installment(s) is (are) required to be paid, plus an amount equal to Dollars () per day for the number of days from the delivery date until the beginning of the next billing period.

Upon execution of this Exhibit, LESSEE agrees to pay to LESSOR the total amount of Twenty Three Thousand One Hundred Seventy Eight And 60/100 Dollars ($23,178.60) of which Eleven Thousand Five Hundred Eighty Nine And 30/100 Dollars ($11,589.30) will be applied to the First rental(s) as they become due and payable and Eleven Thousand Five Hundred Eighty Nine And 30/100 Dollars ($11,589.30) will be applied to the Last rental(s) as they become due and payable.

Notwithstanding anything contained herein to the contrary, the rates herein are subject to a retroactive and prospective adjustment if there are any tax law changes that impact the ability of LESSOR to realize the full tax benefits contemplated herein.

GELCO CORPORATION
DBA GE CAPITAL FLEET SERVICES
(LESSOR)

By:______________________
Authorized Signer
Title:______________________

Bestway Coach Express, Inc.

(LESSEE)

By: X______________________
Wilson Shek Hong Cheng
Title: President

By: X______________________
Vivian Shek Hong Cheng
Title: Vice President